UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  December 31, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On December 31, 2025, NextEra Energy, Inc. (NEE) entered into an Equity Distribution Agreement (the Agreement) with BNY Mellon Capital Markets, LLC, BofA Securities, Inc., Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC (each, an Agent) pursuant to which NEE may offer and sell, from time to time, common stock, $.01 par value, having an aggregate gross sales price of up to $4 billion through an Agent or to an Agent as principal. The Agreement reflects the announcement made at NEE’s December 2025 investor conference regarding the implementation of a $4 billion at-the-market equity issuance program.

Any common stock offered under the Agreement will be issued pursuant to NEE’s Registration Statement on Form S-3 (Nos. 333-278184, 333-278184-01 and 333-278184-02). In connection with the Agreement, this Current Report on Form 8-K is being filed to report certain documents as exhibits. The foregoing description is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 1 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1
Equity Distribution Agreement, dated December 31, 2025, among NextEra Energy, Inc., BNY Mellon Capital Markets, LLC, BofA Securities, Inc., Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC

5(a)	Opinion of Squire Patton Boggs (US) LLP
5(b)	Opinion of Morgan, Lewis & Bockius LLP
23(a)	Consent of Squire Patton Boggs (US) LLP (included in Opinion, attached as Exhibit 5(a))
23(b)	Consent of Morgan, Lewis & Bockius LLP (included in Opinion, attached as Exhibit 5(b))
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 31, 2025

NEXTERA ENERGY, INC
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Vice President, Controller and Chief Accounting Officer